SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                         FORM 8-K/A - Number 1

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 14, 1998



                     BANYAN STRATEGIC REALTY TRUST
        (Exact name of Registrant as specified in its charter)


  Massachusetts                 0-15465                 36-3375345
(State of or other         (Commission File         (I.R.S. Employer
  jurisdiction of               Number)               Identification
  incorporation)                                         Number)




150 South Wacker Drive, Suite 2900, Chicago, IL            60606
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code     (312) 553-9800


This document consists of 20 pages.

Exhibit index is located on page 2.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

     a)    Financial Statements.

           (i)   Technology Park/Johns Creek Park Properties
                 (See Attached).


     b)    Pro Forma Financial Information


     c)    EXHIBIT NUMBER              DESCRIPTION

           Exhibit (3)(c)
           and (3)(d)            Amended and Restated Declaration of
Trust dated as of August 8, 1986, as amended on March 8, 1991, May 4, 1993 and August 12, 1998, including Certificate of designations, preferences and rights of Series A convertible preferred shares

           Exhibit (10)(vii)     First Amendment to Loan Agreement dated
September 11, 1998 among BSRT Fountain Square L.L.C., BSRT Phoenix Business Park L.L.C., BSRT Newtown Trust, BSRT Southlake L.L.C., BSRT Technology Center L.L.C., BSRT Airways Plaza L.L.C., BSRT Peachtree Pointe L.L.C., BSRT Avalon Center L.L.C., BSRT Sand Lake Tech Center L.L.C., BSRT Park Center L.L.C., BSRT Metric Park L.L.C., and BSRT University Corporate Center L.L.C., as Borrower, and the Capital Company of America LLC, as Lender.

           Exhibit (10)(viii)    First Amendment to Loan Agreement dated
September 11, 1998 between BSRT Lexington B Corp., and BSRT Lexington Trust, as Borrower and the Capital Company of America LLC, as Lender.

           Exhibit (10)(ix)      First Amendment to Loan Agreement dated
September 11, 1998 between Banyan/Morgan Wisconsin L.L.C., as Borrower, and Banyan/Morgan Elmhurst L.L.C., as Lender and the Capital Company of America LLC, as Borrower.

           Exhibit (23)          Consent of Independent Auditors

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:October 1, 1998             BANYAN STRATEGIC REALTY TRUST
                                 (Registrant)




                                 By:   /s/ Joel L. Teglia
                                       -----------------------
                                       Vice President,
                                       Chief Financial and
                                       Accounting Officer

 a)  FINANCIAL STATEMENTS

(i)  TECHNOLOGY PARK/JOHNS CREEK PARK PROPERTIES
     ---------------------------------------------



                  Combined Statements of Revenue and
                           Certain Expenses

              TECHNOLOGY PARK/JOHNS CREEK PARK PROPERTIES

               For the year ended December 31, 1997 and
                  For the period from January 1, 1998
                          to August 14, 1998

                    Report of Independent Auditors



The Board of Directors
Banyan Strategic Realty Trust

We have audited the accompanying Combined Statements of Revenue and Certain Expenses of the Technology Park/Johns Creek Park Properties (the Properties) for the year ended December 31, 1997 and for the period from January 1, 1998 to August 14, 1998. These Combined Statements of Revenue and Certain Expenses are the responsibility of the Properties' management. Our responsibility is to express an opinion on these Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements of Revenue and Certain Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statements of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements of Revenue and Certain Expenses.
We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan Strategic Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the Combined Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the combined revenue and certain expenses described in Note 2 of the Properties for the year ended December 31, 1997 and for the period from January 1, 1998 to August 14, 1998 in conformity with generally accepted accounting principles.




                                 Ernst & Young LLP

Chicago, Illinois
September 10, 1998

              TECHNOLOGY PARK/JOHNS CREEK PARK PROPERTIES

          Combined Statements of Revenue and Certain Expenses
                        (Amounts in thousands)






                                                        Period from
                                                        January 1,
                                          Year ended      1998 to
                                          December 31,   August 14,
                                              1997         1998
                                          -----------   -----------

REVENUE
  Rental. . . . . . . . . . . . . . . . .     $ 2,068       $ 1,348
  Other . . . . . . . . . . . . . . . . .         259           164
                                              -------       -------
          Total revenue . . . . . . . . .       2,327         1,512
                                              -------       -------

Expenses
  Real estate taxes . . . . . . . . . . .         183           106
  General operating . . . . . . . . . . .         227           142
  Utilities . . . . . . . . . . . . . . .         134            92
  Management fees . . . . . . . . . . . .          98            73
  Insurance . . . . . . . . . . . . . . .          21            14
                                              -------       -------
          Total expenses. . . . . . . . .         663           427
                                              -------       -------

Revenue in excess of certain expenses . .     $ 1,664       $ 1,085
                                              =======       =======































                        See accompanying notes.

              TECHNOLOGY PARK/JOHNS CREEK PARK PROPERTIES

     Notes to Combined Statements of Revenue and Certain Expenses


1.   BUSINESS

The accompanying Combined Statements of Revenue and Certain Expenses relate to the operations of the Technology Park/Johns Creek Park Properties (the Properties), which consist of five office buildings located in northeast metro-Atlanta, Georgia totaling 265,012 square feet. The Properties include:


Address                          Park                   Square Feet

205 Scientific Drive, Norcross   Technology Park        21,380
302 Research Drive, Norcross     Technology Park        58,157
303 Research Drive, Norcross     Technology Park        66,132
11455 Lakefield Drive, Duluth    Johns Creek Park       59,343
3851 Lakefield Drive, Swanee     Johns Creek Park       60,000

The properties were acquired by Banyan Strategic Realty Trust ("Banyan") on August 14, 1998.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan. The Combined Statements of Revenue and Certain Expenses are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, interest and asset management fees, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Properties, have been excluded. The operations of the Properties have been presented on a combined basis because all of the Properties have been under common ownership.

     Revenue and Expense Recognition

Rental income is recognized as revenue on a straight line basis over the terms of the operating leases. Expenses are recognized in the period in which they are incurred.

              TECHNOLOGY PARK/JOHNS CREEK PARK PROPERTIES

     Notes to Combined Statements of Revenue and Certain Expenses
                              (continued)

     Use of Estimates

The preparation of the Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

3.   MANAGEMENT FEES

During the year ended December 31, 1997 and the period from January 1, 1998 to August 14, 1998, the Property paid a property management fee totaling $98,671 and $73,181, respectively, to an unrelated third party. The fee was paid monthly and was based on 2% -5% of gross receipts and an allocation of the property supervisor's salary depending on the property.

4.   LEASES AND SIGNIFICANT TENANTS

The Properties had six tenants which accounted for approximately 78% and 69% of the total rental income earned for the year ended December 31, 1997 and the period from January 1, 1998 to August 14, 1998, respectively.

b)   PRO FORMA FINANCIAL INFORMATION

                     BANYAN STRATEGIC REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             JUNE 30, 1998
                              (UNAUDITED)

     This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming that as of June 30, 1998, the Trust acquired Johns Creek Park and Technology Park properties.

     This unaudited Pro Forma condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1998, nor does it purport to represent the future financial position of the Trust.

                                       BANYAN STRATEGIC REALTY TRUST
                              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                               JUNE 30, 1998
                                                (Unaudited)
                                          (Dollars in thousands)

                                                                    Technology
                                                                       Park /
                                                                   Johns Creek        Pro
                                                     Historical        Park          Forma
                                                    -----------    -----------    -----------

ASSETS

Investment in Real Estate, at cost:
  Land. . . . . . . . . . . . . . . . . . . . . .   $    36,326    $     2,420    $    38,746
  Building. . . . . . . . . . . . . . . . . . . .       156,612         15,761        172,373
  Building Improvements . . . . . . . . . . . . .         6,475          --             6,475
                                                    -----------    -----------    -----------
                                                        199,413         18,181        217,594
    Less:  Accumulated Depreciation . . . . . . .        (8,773)         --            (8,773)
                                                    -----------    -----------    -----------
                                                        190,640         18,181        208,821
                                                    -----------    -----------    -----------

Cash and Cash Equivalents . . . . . . . . . . . .         4,275            110          4,385
Restricted Cash . . . . . . . . . . . . . . . . .         2,989          --             2,989
Interest and Accounts Receivable. . . . . . . . .           959          --               959
Deferred Financing Costs, net . . . . . . . . . .         1,880             54          1,934
Other Assets. . . . . . . . . . . . . . . . . . .         3,029             49          3,078
                                                    -----------    -----------    -----------

    Total Assets. . . . . . . . . . . . . . . . .   $   203,772    $    18,394    $   222,166
                                                    ===========    ===========    ===========




                                       BANYAN STRATEGIC REALTY TRUST
                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)



                                                                    Technology
                                                                       Park /
                                                                   Johns Creek        Pro
                                                     Historical        Park          Forma
                                                    -----------    -----------    -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Accounts payable and accrued expenses . . . . . .   $     2,275    $        30    $     2,305
Accrued real estate taxes payable . . . . . . . .         1,786            115          1,901
Mortgage loans payable. . . . . . . . . . . . . .       110,923         18,100        129,023
Bonds payable . . . . . . . . . . . . . . . . . .        21,537          --            21,537
Accrued interest payable. . . . . . . . . . . . .           603          --               603
Unearned revenue. . . . . . . . . . . . . . . . .           901            115          1,016
Security deposits . . . . . . . . . . . . . . . .         1,286             34          1,320
                                                    -----------    -----------    -----------
    Total liabilities . . . . . . . . . . . . . .       139,311         18,394        157,705
                                                    -----------    -----------    -----------

Minority interest in consolidated partnerships. .         2,051          --             2,051

SHAREHOLDERS' EQUITY
Shares of beneficial interest . . . . . . . . . .       119,390          --           119,390
Accumulated deficit . . . . . . . . . . . . . . .       (49,614)         --           (49,614)
Treasury shares at cost . . . . . . . . . . . . .        (7,366)         --            (7,366)
                                                    -----------    -----------    -----------

    Total shareholders' equity. . . . . . . . . .        62,410          --            62,410
                                                    -----------    -----------    -----------

    Total liabilities and shareholders' equity. .   $   203,772    $    18,394    $   222,166
                                                    ===========    ===========    ===========






                     BANYAN STRATEGIC REALTY TRUST
       PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND
                 FOR THE YEAR ENDED DECEMBER 31, 1997
                              (Unaudited)



     The unaudited Pro Forma Condensed Consolidated Statements of
Operations for the six months ended June 30, 1998 is presented as if each of the 1998 acquisition properties ("1998 Acquisition Properties") had been acquired as of January 1, 1998.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the following had occurred as of January 1, 1997; (a) the acquisition of the 1998 Acquisition Properties; (b) the acquisition and disposition of various properties during 1997; (c) the October, 1997 issuance of 2,192,501 shares of beneficial interest the proceeds of which were used to repay borrowings under a line of credit of $9 million.

     These unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared by management of the Trust and do not purport to be indicative of the results which would actually have been obtained had the transactions described above had been completed on the dates indicated or which may be obtained in the future.

                                       BANYAN STRATEGIC REALTY TRUST
                         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                  FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                (Unaudited)
                               (Dollars in thousands, except per share data)

                                            1998 Acquisitions (A)
                         ----------------------------------------------------------
                                                                             Tech-
                                                                             nology
                                                                             Park/      Pro
                             Peach-                                Orlando   Johns     Forma
                   Histor-    tree    Avalon    Avalon    Tower     Port-    Creek    Adjust-      Pro
                   ical      Pointe   Center    Ridge     Lane      folio     Park     ments      Forma
                  --------  -------- --------  -------- --------  -------- --------  --------   --------
Revenue:
 Rental income. . $ 16,003  $     44 $     57  $     20 $    201  $    889 $  1,084  $  --      $ 18,298
 Operating cost
  reimbursement .    1,570     --           3     --       --          111      132     --         1,816
 Miscellaneous
  tenant income .      533     --       --        --           7         1    --        --           541
 Income on
  investments . .      115     --       --        --       --        --       --        --           115
                  --------  -------- --------  -------- --------  -------- --------  --------   --------

Total revenue . .   18,221        44       60        20      208     1,001    1,216     --        20,770
                  --------  -------- --------  -------- --------  -------- --------  --------   --------
Expenses:
 Property
  operating . . .    6,296         7       15        10       61       276      343     -- (B)     7,008
 Interest . . . .    4,230     --       --        --       --        --       --      1,668(C)     5,898
 Depreciation and
  amortization. .    2,305     --       --        --       --        --       --        397(D)     2,702
 General and admin-
  istrative . . .    2,176     --       --        --       --        --       --        --         2,176
 Amortization of
  deferred loan
  fees and
  financing
  costs . . . . .      141     --       --        --       --        --       --         20(D)       161
                  --------  -------- --------  -------- --------  -------- --------  --------   --------
Total Expenses. .   15,148         7       15        10       61       276      343     2,085     17,945
                  --------  -------- --------  -------- --------  -------- --------  --------   --------





                                       BANYAN STRATEGIC REALTY TRUST
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                            1998 Acquisitions (A)
                         ----------------------------------------------------------
                                                                             Tech-
                                                                             nology
                                                                             Park/      Pro
                             Peach-                                Orlando   Johns     Forma
                   Histor-    tree    Avalon    Avalon    Tower     Port-    Creek    Adjust-      Pro
                   ical      Pointe   Center    Ridge     Lane      folio     Park     ments      Forma
                  --------  -------- --------  -------- --------  -------- --------  --------   --------
Income before
 minority
 interest . . . . $  3,073  $     37 $     45  $     10 $    147  $    725 $    873  $ (2,085)   $ 2,825

Minority in-
 terest in
 consolidated
 partnerships . .     (298)    --       --        --       --        --       --          (39)      (337)

Extraordinary
 item, net of
 minority
 interest . . . .     (141)    --       --        --       --        --       --        141(E)     --
                  --------  -------- --------  -------- --------  -------- --------  --------   --------

Net income. . . . $  2,634  $     37 $     45  $     10 $    147  $    725 $    873  $ (1,983)  $  2,488
                  ========  ======== ========  ======== ========  ======== ========  ========   ========

Weighted number
 of shares out-
 standing -
 Basic. . . . . .13,267,394                                                                   13,267,394
Per share -
 Basic. . . . . .$     0.20                                                                   $     0.19
                ==========                                                                    ==========
Weighted number
 of shares out-
 standing -
 Diluted. . . . .13,909,705                                                                   13,909,705
Per share -
 Diluted. . . . .$     0.19                                                                   $     0.18
                ==========                                                                    ==========
- ---------------





                                       BANYAN STRATEGIC REALTY TRUST
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED




(A)  These adjustments relate to certain properties acquired subsequent to December 31, 1997 and include each property's operations for the period of time from January 1, 1998 through its respective date of acquisition or
June 30, 1998 if acquired subsequent to that date.

(B)  The pro forma adjustment to reflect management fees and insurance expense assuming the Trust's operating cost structure is immaterial.

(C)  The pro forma adjustment reflects the increase in interest expense relating to acquired properties.  These properties, except Tower Lane, were acquired using variable interest rate debt.  Avalon Ridge was under construction and did not start operations until March of 1998.  Interest for Avalon Ridge was capitalized during its construction period.  If the variable interest rate was higher by 0.125% for all variable rate debt, the pro forma interest expense would be $5,924.

(D)  The pro forma adjustment reflects depreciation for the acquisition properties (calculated using the straight-line method with a 40 year useful life), and amortization of additional loan costs relating to debt for acquisition properties.

(E)  To eliminate extraordinary item on debt refinancing.


                                          BANYAN STRATEGIC REALTY TRUST
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                   (Unaudited)
                                  (Dollars in thousands, except per share data)

                                                     1997                1997
                                                 Acquisitions        Dispositions
                               Historical            (A)                 (B)
                               ----------        ------------        ------------
Revenue:
  Rental income . . . . .        $ 25,370             $ 4,795             $(1,242)
  Operating cost reimburse-
    ment. . . . . . . . .           2,441                 112                --
  Miscellaneous tenant
    income. . . . . . . .             707                 161                (170)
  Income on investments .             267                --                  --
                                  -------             -------             -------
Total revenue . . . . . .          28,785               5,068              (1,412)
                                  -------             -------             -------
Expenses:
  Property operating. . .          10,689               2,104              (1,162)
  Interest expense. . . .           6,447                 404                (297)
  Depreciation and
    amortization. . . . .           3,490                --                  (222)
  General and administra-
    tive. . . . . . . . .           4,315                --                  --
  Amortization of deferred
    loan fees and financing
    costs . . . . . . . .             723                --                   (54)
  Recovery of losses on
    loans, notes and
    interest receivable .            (161)               --                  --
                                  -------             -------             -------
Total expenses. . . . . .          25,503               2,508              (1,735)
                                  -------             -------             -------




                                          BANYAN STRATEGIC REALTY TRUST
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                                     1997                1997
                                                 Acquisitions        Dispositions
                               Historical            (A)                 (B)
                               ----------        ------------        ------------

Income before minority
  interest and income
  from operations of
  real estate venture . .         $ 3,282             $ 2,560             $   323

Minority interest in
  consolidated partner-
  ships . . . . . . . . .            (590)               --                    20
Income (loss) from
  operations of real
  estate venture. . . . .              37                --                   (37)
Gain on disposition and
  extraordinary item. . .             817                --                  (881)
                                  -------             -------             -------
Net income. . . . . . . .         $ 3,546             $ 2,560             $  (575)
                                  =======             =======             =======
Weighted number of shares
 outstanding - Basic. . .       11,149,982
Per share - Basic . . . .            $0.32
                                ==========

Weighted number of shares
 outstanding - Diluted. .       11,245,242
Per share - Diluted . . .            $0.32
                                ==========




                                          BANYAN STRATEGIC REALTY TRUST
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED

                                        1998 Acquisitions (C)
                       ----------------------------------------------------------------
                                                                            Johns Creek
                          Peach-                                  Orlando      and
                           tree      Avalon    Avalon    Tower     Port-    Technology   Pro Forma
                          Pointe     Center    Ridge     Lane      folio      Park       Adjustments Pro Forma
                         --------   --------  -------- --------  --------   -----------  ----------  ---------

Revenue:
  Rental income . . . .   $   868   $    107   $  --    $   792   $ 2,399      $  2,068   $ --        $ 35,157
  Operating cost reimburse-
    ment. . . . . . . .        43          7      --       --         339           259     --           3,158
  Miscellaneous tenant
    income. . . . . . .         8       --        --          3        34         --        --             786
  Income on investments      --         --        --       --        --           --        --             267
                          -------    -------   -------  -------   -------      --------   ------       -------
Total revenue . . . . .       919        114      --        795     2,772         2,327     --          39,368
                          -------    -------   -------  -------   -------      --------   ------       -------
Expenses:
  Property operating. .       485         27         1      255       832           663     --   (D)    13,894
  Interest expense. . .      --         --        --       --        --           --       5,108 (E)    11,662
  Depreciation and
    amortization. . . .      --         --        --       --        --           --       1,541 (F)     4,809
  General and administra-
    tive. . . . . . . .      --         --        --       --        --           --        --           4,315
  Amortization of deferred
    loan fees and financing
    costs . . . . . . .      --         --        --       --        --           --         125 (F)       794
  Recovery of losses on
    loans, notes and
    interest receivable      --         --        --       --        --           --       --             (161)
                          -------    -------   -------  -------   -------        ------  -------       -------
Total expenses. . . . .       485         27         1      255       832           663    6,774        35,313
                          -------    -------   -------  -------   -------        ------  -------       -------



                                          BANYAN STRATEGIC REALTY TRUST
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED


                                        1998 Acquisitions (C)
                       ----------------------------------------------------------------
                                                                            Johns Creek
                          Peach-                                  Orlando      and
                           tree      Avalon    Avalon    Tower     Port-    Technology   Pro Forma
                          Pointe     Center    Ridge     Lane      folio      Park       Adjustments Pro Forma
                         --------   --------  -------- --------  --------   -----------  ----------  ---------

Income before minority
  interest and income
  from operations of
  real estate venture .   $   434    $    87   $    (1) $   540   $ 1,940       $ 1,664  $(6,774)      $  4,055
Minority interest in
  consolidated partner-
  ships . . . . . . . .      --         --        --       --        --            --       (135)         (705)
Income (loss) from
  operations of real
  estate venture. . . .      --         --        --       --        --            --          --         --
Gain on disposition and
  extraordinary item. .      --         --        --       --        --            --         64 (G)      --
                          -------    -------   -------  -------   -------       -------  -------       --------
Net income. . . . . . .   $   434    $    87   $    (1) $   540   $ 1,940       $ 1,664  $(6,845)      $  3,350
                          =======    =======   =======  =======   =======       =======  =======       ========
Weighted number of shares
 outstanding - Basic. .                                                                              13,125,324
Per share - Basic . . .                                                                              $     0.26
                                                                                                     ==========
Weighted number of shares
 outstanding - Diluted.                                                                              13,584,994
Per share - Diluted . .                                                                              $     0.25
                                                                                                     ==========
- ----------------


(A)      These adjustments relate to certain properties acquired subsequent to December 31, 1996 and include each property's operations for the period of time from January 1, 1997 through its respective date of acquisition.

(B)      The Dispositions column eliminates the historical revenues and expenses of certain properties that were sold prior to December 31, 1997.

(C)      The 1998 Acquisitions columns reflect the 1997 historical revenues and operating expenses of properties acquired after December 31, 1997.

(D)      The pro forma adjustment to reflect management fees and insurance expense assuming the Trusts operating cost structure is immaterial.

(E)      The pro forma adjustment reflects the increase in interest expense relating to acquired properties, net of the decrease in interest expense resulting from the repayment of debt utilizing proceeds received from the sale of properties and the issuance of shares.  Avalon Ridge was under construction for the whole year of 1997, and the Avalon
Center was under construction until August of 1997.  Interest for Avalon Center and Avalon Ridge was capitalized during the periods the properties were under construction.  The Trust used variable interest rate debt to purchase various of its properties.  If the variable rate was higher by 0.125% for all variable rate debt, the pro forma interest expense would be $11,724.

(F)      The pro forma adjustment reflects the depreciation expense for 1997 and 1998 acquisition properties
(calculated using the straight-line method with a 40 year useful life), and amortization of additional loan costs relating to debt for acquisition properties and costs relating to the unsecured corporate financing completed on October
14, 1997.

(G)      To eliminate extraordinary item on debt refinancing.

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